UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2021

LUMINEX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-30109	74-2747608
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12212 Technology Blvd., Austin, Texas		78727
(Address of principal executive offices)		(Zip Code)

(512) 219-8020

Registrant’s Telephone Number, Including Area Code

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.001 par value	LMNX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 20, 2021, Luminex Corporation (the “Company”) held its Annual Meeting of Stockholders. The matters voted upon at the meeting and the results of those votes were as follows:

Proposal 1 – Election of Class III Directors

The Company’s stockholders approved the Company’s proposal for the election of two persons nominated by the Company’s Board of Directors for three-year terms as Class III directors, as set forth below:

	Votes For	Votes Withheld	Votes Abstaining	Broker Non-Votes
Edward A. Ogunro, Ph.D.	33,770,566	1,922,098	389,002	4,469,173
Kevin M. McNamara	33,959,170	1,730,783	391,713	4,469,173

Proposal 2 – Advisory Vote to Approve Named Executive Officer Compensation

The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as described in the Compensation Discussion and Analysis, executive compensation tables and accompanying narrative disclosures in the Company’s Proxy Statement for the Annual Meeting, as set forth below:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
35,066,432	913,349	101,885	4,469,173

Proposal 3 – Approval of the amendment and restatement of the Luminex Corporation Employee Stock Purchase Plan

The Company’s stockholders approved the amendment and restatement of the Luminex Corporation Employee Stock Purchase Plan, as set forth below:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
35,983,609	85,345	12,712	4,469,173

Proposal 4 – Approval of the amendment and restatement of the Luminex Corporation 2018 Equity Incentive Plan

The Company’s stockholders approved the amendment and restatement of the Luminex Corporation 2018 Equity Incentive Plan, as set forth below:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
33,878,992	2,171,607	31,067	4,469,173

Proposal 5 – Ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for fiscal 2021

The Company’s stockholders approved the ratification of the appointment by the Company’s Audit Committee of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2021, as set forth below:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
39,823,222	700,987	26,630	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUMINEX CORPORATION

By:	/s/ Harriss T. Currie
Harriss T. Currie
Chief Financial Officer, Senior Vice President of Finance (Principal Financial Officer)

Date: May 20, 2021